Exhibit 99.1

CORRECTION - ACE Venture Enterprises, Inc. Announces Planned Acquisition of Vireo Health of New York from Goodness Growth Holdings

04/01/2024

– Led by Steven Acevedo and Art Isagholian, ACE Venture Enterprises, Inc., a minority-owned business, plans to acquire Vireo Health of New York to accelerate entry into the New York market –

– Ace plans to retain Goodness Growth with a collaborative advisory agreement to advance the long-term success of both organizations –

– Terms include a purchase price of between $3 to $5 million, an investment of $20 million from Ace for development of the Johnstown cultivation and manufacturing campus, and Ace’s assumption of the IIP lease –

NEW YORK and MINNEAPOLIS, April 01, 2024 (GLOBE NEWSWIRE) -- In a release issued under the same headline earlier today by Goodness Growth Holdings, Inc. (CSE: GDNS; OTCQX: GDNSF), please note the contact information has been updated. The corrected release follows:

ACE Ventures, LLC (“Ace”), a minority-owned business in the State of New York, Ace’s corporate partner, Ace Venture Enterprises, Inc. and Goodness Growth Holdings, Inc. ("Goodness Growth") (CSE: GDNS; OTCQX: GDNSF), today announced that they have executed a binding term sheet whereby Ace plans to acquire assets of Goodness Growth Holdings subsidiary, Vireo Health of New York (“VireoNY”), pending the satisfaction of closing conditions, including secured capital commitments and regulatory approval.

Founded by life-long New Yorker, Steven Acevedo, a television and film producer who has worked with some of the world’s most recognizable entertainers, Ace’s mission is to bring New York the quality and affordable cannabis its regulated market deserves, while investing in communities that have been disproportionately affected by the War on Drugs. Ace Venture Enterprises, Inc. shareholder, Arthur Isagholian, has over 25 years of experience within various sectors of the cannabis value chain, and has recruited, developed and managed highly-skilled teams, both plant touching and ancillary, across cultivation, manufacturing, marketing and retail operations.

Terms of the transaction include a purchase price between $3.0 and $5.0 million for Vireo Health of New York’s licenses, inventory and assets, as well as Ace’s assumption of the lease agreement with Innovative Industrial Properties (“IIP”) for the Johnstown, NY cannabis cultivation and manufacturing campus. Ace has agreed to assume VireoNY’s financial liabilities, including its operating losses, beginning on April 1, 2024. These activities are expected to be supported initially by a $2.5 million unsecured loan from Goodness Growth to VireoNY.

In addition, the parties are committed to a collaborative advisory agreement that retains Goodness Growth’s management and compliance oversight in return for an approximate 15 percent share of net profits. Goodness Growth and Ace anticipate regulatory approval for the transfer of the New York licenses, as well as closing of the VireoNY transaction, to occur by June 30, 2024.

Lease Amendment for Johnstown, NY Cultivation and Manufacturing Campus

Goodness Growth also announced in conjunction with the VireoNY transaction that it has executed an eighth amendment to its lease with IIP for the Johnstown, NY cannabis cultivation and manufacturing campus. The amendment to the Johnstown campus lease extends a lease termination option until June 30, 2024, and adds a purchase option of the facility for the tenant.

Ace Venture Enterprises, Inc. is committed to providing an investment of $20.0 million to fund the development of the license and support the transfer of the IIP lease, and intends to acquire the Johnstown cannabis cultivation and manufacturing campus from IIP by executing the two-year purchase option.

Management Commentary

Steven Acevedo commented, “We are thrilled to reach this agreement with Goodness Growth and are excited to enter New York’s cannabis industry. We are prepared to showcase the strength of our team and to support a thriving industry in New York that benefits both consumers and communities that have been impacted by the failed War on Drugs. With more stores opening regularly, our timing feels impeccable and we’re pleased to have Goodness Growth’s continued involvement in the management of our operations. After spending considerable time with their team and observing the success they've had with renewed operational focus in Maryland and Minnesota, we see great benefit to a collaborative relationship that helps ensure long-term success for both of our organizations.”

Goodness Growth Interim Chief Executive Officer Josh Rosen said, “We're excited to support the Ace team as they bring the benefits of a tremendous legacy within the industry and a deep network of relationships that we believe can help both Ace and Goodness Growth thrive moving forward. Execution in New York is the first priority, and we are eager to support Ace’s entry into New York’s wholesale market as soon as practicable following regulatory approval of our Registered Organization Non-Dispensing (ROND) license. We also anticipate meaningful opportunities for future collaborations with the Ace team.”

About ACE Venture Enterprises, Inc. and ACE Ventures, LLC

ACE Ventures, LLC is a New York-based, Minority & Women-Owned Business Entity (MWBE) partnership. ACE Ventures, LLC and Ace Venture Enterprises, Inc. were founded by lifelong New Yorker Steven Acevedo with the goal of bringing together the most experienced team of entrepreneurs in every aspect of the cannabis business. The entities mission is to bring unparalleled medical, scientific, and operational expertise to the cannabis industry while investing in communities that have been disproportionately affected by the War on Drugs, with a goal of creating a profitable company with high-quality products, while making social consciousness the function of the entire industry – not simply a feature.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc. is a cannabis company whose mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs. The Company is evolving with the industry and is in the midst of a transformation to being significantly more customer-centric across its operations, which include cultivation, manufacturing, wholesale and retail business lines. Today, the Company is licensed to grow, process, and/or distribute cannabis in four markets and operates 14 dispensaries in three states. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Contact Information

Contact Information

ACE Ventures, LLC Contact Information:

Media Inquiries:
Tamaki Sakai
pr@aceventuresny.com

Goodness Growth Contact Information:

Investor Inquiries:
Sam Gibbons
Managing Director
sam.gibbons@alpha-ir.com
(612) 314-8995

Media Inquiries:
Amanda Hutcheson
Senior Manager, Communications
amandahutcheson@goodnessgrowth.com
(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “believe,” “anticipate,” “would,” “may,” “continue,” “expect,” “moving forward,” “likely,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Goodness Growth or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although Goodness Growth believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Goodness Growth can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. The statements in this press release are made as of the date of this release. Except as required by law, Goodness Growth undertakes no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.